UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2020

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	UDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ◻

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 21, 2020. At the Annual Meeting, the Company’s shareholders voted on the election of eight nominated directors to serve for the ensuing year, a proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020, and a resolution to approve, on an advisory basis, the compensation of the Company’s named executive officers.

As of March 23, 2020, the record date for the Annual Meeting, there were 294,881,038 shares of the Company’s common stock, 2,780,994 shares of its Series E preferred stock, and 14,543,281 shares of its Series F preferred stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting. At the Annual Meeting, all of the eight directors were elected and all of the matters submitted for approval were approved. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting.

1.  At the Annual Meeting, the Company’s shareholders elected, by the vote indicated below, the following eight persons as directors of the Company, each to serve as such until the Company’s annual meeting of shareholders to be held in 2021, or until his or her respective successor is duly elected and qualified:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Katherine A. Cattanach	258,152,446	6,439,804	98,649	10,398,788
Jon A. Grove	254,932,956	9,650,327	107,616	10,398,788
Mary Ann King	263,138,367	1,461,162	91,370	10,398,788
James D. Klingbeil	246,842,605	17,717,711	130,583	10,398,788
Clint D. McDonnough	258,961,623	5,604,715	124,561	10,398,788
Robert A. McNamara	255,960,303	8,606,272	124,324	10,398,788
Mark R. Patterson	235,996,681	28,594,945	99,273	10,398,788
Thomas W. Toomey	249,181,241	11,519,809	3,989,849	10,398,788

2. At the Annual Meeting, the shareholders approved the proposal to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020, by the votes indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
236,529,487	38,463,761	96,439	N/A

3. At the Annual Meeting, the shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, by the votes indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
218,046,347	45,801,677	842,875	10,398,788

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

May 26, 2020	By:	/s/ David G. Thatcher
David G. Thatcher
Senior Vice President and General Counsel